SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 14, 2004

COMERICA INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10706	38-1998421

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Tower at Detroit Center
500 Woodward Avenue, MC 3391
Detroit, Michigan 48226

(Address of principal executive offices) (zip code)

(800) 521-1190

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2. below)

      Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

      Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17CFR 240.14a-2)

      Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))

      Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))

ITEM 7.01 Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
2004 Financial Services Conference Presentation Slides

ITEM 7.01     Regulation FD Disclosure

     The registrant previously announced that Elizabeth S. Acton, Executive Vice President and Chief Financial Officer, would present at the Lehman Brothers 2004 Financial Services Conference, in New York on Tuesday, September 14, 2004. A copy of the presentation slides, which will be discussed at such conference, is attached hereto as Exhibit 99.1.

EXHIBITS

99.1	Lehman Brothers 2004 Financial Services Conference Presentation Slides

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

COMERICA INCORPORATED
By:	/s/ Jon W. Bilstrom
	Name:	Jon W. Bilstrom
	Title:	Executive Vice President - Governance, Regulatory Relations and Legal Affairs, and Secretary

September 14, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Lehman Brothers 2004 Financial Services Conference Presentation Slides